Exhibit 99.1 Internet HOLDRS Trust Prospectus


PROSPECTUS

                           [LOGO] INTERNET HOLDRS SM

                       1,000,000,000 Depositary Receipts
                           Internet HOLDRS SM Trust

     The Internet HOLDRS SM Trust issues Depositary Receipts called Internet HOLDRS SM representing your undivided beneficial ownership in the common stock of a group of specified companies that are involved in various segments of the Internet industry. The Bank of New York is the trustee. You only may acquire, hold or transfer Internet HOLDRS in a round-lot amount of 100 Internet HOLDRS or round-lot multiples. Internet HOLDRS are separate from the underlying deposited common stocks that are represented by the Internet HOLDRS. For a list of the names and the number of shares of the companies that make up an Internet HOLDR, see "Highlights of Internet HOLDRS--The Internet HOLDRS" starting on page 9.

     Investing in Internet HOLDRS involves significant risks. See "Risk Factors" starting on page 4.

     Internet HOLDRS are neither interests in nor obligations of either the initial depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or The Bank of New York, as trustee.

     The Internet HOLDRS are listed on the American Stock Exchange under the symbol "HHH." On January 17, 2001 the last reported sale price of the Internet HOLDRS on the American Stock Exchange was $49.86.

                                ---------------

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                ---------------

               The date of this prospectus is January 22, 2001.

"HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of Merrill Lynch & Co., Inc.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Summary....................................................................   3
Risk Factors...............................................................   4
Highlights of Internet HOLDRS..............................................   9
The Trust..................................................................  15
Description of Internet HOLDRS.............................................  15
Description of the Underlying Securities...................................  16
Description of the Depositary Trust Agreement..............................  18
Federal Income Tax Consequences............................................  22
ERISA Considerations.......................................................  25
Plan of Distribution.......................................................  25
Legal Matters..............................................................  26
Where You Can Find More Information........................................  26

                               ----------------

      This prospectus contains information you should consider when making your investment decision. With respect to information about Internet HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Internet HOLDRS in any jurisdiction where the offer or sale is not permitted.

      The Internet HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Internet HOLDRS or of the underlying securities through an investment in the Internet HOLDRS.

                                    SUMMARY

      The Internet HOLDRS trust was formed under the depositary trust agreement, dated as of September 2, 1999 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Internet HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

      The trust currently holds shares of common stock issued by a group of specified companies that at the time of the initial offering were generally considered to be involved in various segments of the Internet industry. The number of shares of each company's common stock currently held by the trust with respect to each round-lot of Internet HOLDRS is specified under "Highlights of Internet HOLDRS--The Internet HOLDRS." This group of common stocks, and the securities of any company that may be added to the Internet HOLDRS, are collectively referred to in this prospectus as the underlying securities. There are currently 17 companies included in the Internet HOLDRS, which may change as a result of reconstitution events, distributions of securities by underlying issuers or other events. The Internet HOLDRS are separate from the underlying common stocks that are represented by the Internet HOLDRS. On January 17, 2001, there were 5,673,200 Internet HOLDRS outstanding.

                                  RISK FACTORS

      An investment in Internet HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Internet HOLDRS, including the risks associated with a concentrated investment in the Internet industry.

General Risk Factors

     . Loss of investment. Because the value of Internet HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Internet HOLDRS if the underlying securities decline in value.

     . Discount trading price. Internet HOLDRS may trade at a discount to the aggregate value of the underlying securities.

     . Not necessarily representative of the Internet industry. At the time of the initial offering, the companies included in the Internet HOLDRS were generally considered to be involved in various segments of the Internet industry, however the market price of the underlying securities and the Internet HOLDRS may not necessarily follow the price movements of the entire Internet industry. If the underlying securities decline in value, your investment in the Internet HOLDRS will decline in value, even if common stock prices of companies in the Internet industry generally increase in value. In addition, since the time of the initial offering, the companies included in the Internet HOLDRS may not be involved in the Internet industry. In this case, the Internet HOLDRS may not consist of securities issued only by companies involved in the Internet industry.

     . Not necessarily comprised of solely Internet companies. As a result of distributions of securities by companies included in the Internet HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Internet HOLDRS and that are not involved in the Internet industry may be included in the Internet HOLDRS. Pursuant to an amendment to the depositary trust agreement, the securities of a new company will only be distributed from the Internet HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in Internet HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS. As there are only 11, broadly defined sector classifications, the use of Standard and Poor's sector classifications to determine whether a new company will be included in the Internet HOLDRS provides no assurance that each new company included in the Internet HOLDRS will be involved in the Internet industry. Currently, the underlying securities included in the Internet HOLDRS are represented in the Consumer Cyclicals, Financials and Technology sectors. Since each sector classification is defined so broadly, the securities of a new company could have the same sector classification as a company currently included in the Internet HOLDRS yet not be involved in the Internet industry. In addition, the sector classifications of securities included in the Internet HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both. Therefore, additional sector classifications may be represented in the Internet HOLDRS which may also result in the inclusion in the Internet HOLDRS of the securities of a new company that is not involved in the Internet industry.

     . No investigation of underlying securities. The underlying securities initially included in the Internet HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of issuers and the market liquidity of common stocks in the Internet industry, without regard for the value, price performance, volatility or investment merit of the underlying securities. Consequently, the Internet HOLDRS trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and their respective affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their affiliates.

     . Loss of diversification. As a result of industry developments, reorganizations or market fluctuations affecting issuers of the underlying securities, Internet HOLDRS may not necessarily be a diversified investment in the Internet industry. In addition, reconstitution events, distributions of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, the Internet HOLDRS, may also reduce diversification. Internet HOLDRS may represent a concentrated investment in one or more of the underlying securities which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

     . Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in a tender offer relating to one or more of the underlying securities or participate in any form of stock repurchase program by an issuer of an underlying security, you will be required to cancel your Internet HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Internet HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Internet HOLDRS will involve payment of a cancellation fee to the trustee.

     . Trading halts. Trading in Internet HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Internet HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in Internet HOLDRS, you will not be able to trade Internet HOLDRS and you will only be able to trade the underlying securities if you cancel your Internet HOLDRS and receive each of the underlying securities.

     . Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Internet HOLDRS. If the Internet HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Internet HOLDRS are listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the Internet HOLDRS are delisted. There are currently 17 companies whose securities are included in the Internet HOLDRS.

     . Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, has selected the underlying securities that were originally included in the Internet HOLDRS and may face possible conflicts of interest in connection with its activities. For example, Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may engage in investment banking or may provide other services for issuers of the underlying securities in connection with its business.

Risk Factors Specific to the Internet Industry

     . The stock prices of companies involved in the Internet industry have been and will likely continue to be extremely volatile, which will directly affect the price volatility of the Internet HOLDRS, and you could lose a substantial part of your investment. The trading prices of the common stocks of Internet companies have been extremely volatile. These stock prices could be subject to wide fluctuations in response to a variety of factors, including the following:

            .   general market fluctuations;

            . actual or anticipated variations in companies' quarterly operating results;

            . announcements of technological innovations or new services offered by competitors of the companies included in the Internet HOLDRS;

            .   changes in financial estimates by securities analysts;

            . conditions or trends in the Internet and online commerce industries;

            .   conditions or trends in online securities trading;

            . changes in the market valuations of Internet or online service companies;

            .   developments in Internet regulations;

            . legal or regulatory developments affecting companies included in the Internet HOLDRS or in the Internet industry;

            . announcements by Internet companies or their competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

            .   unscheduled system downtime;

            .   additions or departures of key personnel; and

            . sales of Internet companies' common stock or other securities in the open market.

        In addition, the trading prices of Internet stocks in general have experienced extreme price and volume fluctuations in recent months. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. The valuations of many Internet stocks are high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of the companies do not or in the future might not have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the public's perception of the prospects of Internet or electronic commerce companies, generally, could depress the stock prices of an Internet company regardless of Internet companies' results. The sharp decline in the market price of many Internet and Internet-related companies in 2000 is an example of this effect. Other broad market and industry factors may decrease the stock price of Internet stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions such as recession or interest rate or currency rate fluctuations, also may decrease the market price of Internet stocks.

        As a result of fluctuations in the trading prices of the companies included in the Internet HOLDRS, the trading price of an Internet HOLDR has fluctuated significantly. The initial offering price of an Internet HOLDR, on September 22, 1999, was $108 1/4 and over the last year it has reached a high of $185.27 and a low of $35.74.

     . Internet companies must keep pace with rapid technological change to remain competitive. The Internet market is characterized by rapidly changing technology, evolving industry standards and practices, frequent new product and service introductions and enhancements and changing customer demands. These market characteristics are worsened by the emerging nature of the Internet and the apparent need of companies from a multitude of industries to offer Web-based products and services. Internet companies' success therefore will depend on their ability to adapt to rapidly changing technologies, to adapt their services to evolving industry standards and to continually improve the performance, features and reliability of their service. Failure to adapt to such changes would harm their businesses. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures to modify or adapt their services or infrastructure. The online commerce market, particularly over the Internet, is new, rapidly evolving and intensely competitive, and this competition is expected to intensify in the future. Barriers to entry are minimal, and companies can launch new sites and services at a relatively low cost.

     . The ability of an Internet company to obtain, maintain or increase market share depends on timely introduction and market acceptance of new products offered by Internet companies. The Internet industry is characterized by rapidly changing technology, evolving industry standards and practices, frequent new product and service introductions and enhancements and changing customer demands. The success of many Internet companies will depend on their ability to adapt to rapidly changing technologies, to adapt their services to evolving industry standards and to continually improve performance, features and the reliability of their products. Internet companies must also quickly develop, introduce and deliver their products and services, or incur the risk that their competitors will introduce the same or similar products or services or products or services which could make their product obsolete. Many Internet companies may not successfully introduce new products or services, develop and maintain a loyal customer base or achieve general market acceptance for their products or services, and failure to do so could have a material adverse effect on their business, result of operations and financial condition.

     . Many Internet companies are developing strategies to generate additional revenues for their products and services outside of the United States and if these strategies fail it could result in slower revenue growth and losses. Many Internet companies believe that they must expand their international sales activities to be successful as usage of the Internet increases globally. The expansion to international markets will require significant management attention and financial resources to develop and expand international sales and marketing activities. However, many Internet companies cannot be certain that investments in establishing operations in other countries will produce anticipated revenues as they have limited experience marketing products and services internationally.

     . Some companies included in the Internet HOLDRS have a limited operating history which makes financial forecasting difficult. Some companies included in the Internet HOLDRS are not able to forecast operating expenses based on their historical results. Accordingly, they base their forecast for expenses in part on future revenue projections. Most expenses are fixed in the short term and it may not be possible to quickly reduce spending if revenues are lower than projected. Internet companies would expect their business, operating results and financial condition to be materially adversely affected if their revenues do not meet their projections and that net losses in a given quarter would be even greater than expected.

     . New laws and regulations with respect to the Internet could impede its commercial development and adversely affect the business of Internet companies. Due to the increasing popularity and use of the Internet and other online services, it is possible that a number of laws and regulations may be adopted with respect to the Internet or other online services covering issues such as user privacy, pricing, content, copyrights, distribution and characteristics and quality of products and services. Furthermore, the growth and development of the market for online interaction and commerce may result in more stringent consumer protection laws that may impose additional burdens on companies conducting business online. The adoption of any additional laws or regulations may impede the growth of the Internet or other online services which could have a material adverse effect on the business, results of operations and financial condition of many companies included in the Internet HOLDRS.

     . Internet companies depend on continued growth and acceptance of the Internet as medium for online commerce and communication. Future revenues and any future profits of Internet companies depend upon the widespread acceptance and use of the Internet and other online services as an effective medium of communication and commerce by consumers. Rapid growth in the use of and interest in the Internet and other online services is a recent phenomenon. There is no assurance that acceptance and use will continue to develop or that a sufficiently broad base of consumers will adopt and continue to use the Internet and other online services. Demand and market acceptance for recently introduced services and products over the Internet are subject to a high level of uncertainty and few proven services and products exist. Internet companies rely on consumers who have previously used traditional means of commerce to exchange information and to purchase goods and services. For Internet companies to be successful, consumers must accept and use new ways of conducting business and exchanging information on the Internet.

     . Inability to manage rapid growth could adversely affect systems, management resources and revenues. Some Internet companies are, or plan to begin, rapidly expanding their operations. Success of the marketing strategies of many of these companies will place extraordinary demands on their network infrastructure and technical support. This expansion has placed and will continue to place a significant strain on the financial, operational, management, marketing, and sales systems and resources of many Internet companies. There can be no assurance that these companies will complete the necessary improvements to their systems, procedures and controls necessary to support their future operations in a timely manner or that management will be able to hire, train, retain and manage required personnel to manage such rapid growth.

     . Many Internet companies are dependent on their ability to continue to attract and retain highly skilled technical and managerial personnel to develop and generate their business. Many Internet companies are highly dependent on the experience, abilities and continued services of key executive officers and key technical personnel. If these companies lose the services of any of these officers or key technical personnel, their future success could be undermined. Competition for personnel is intense. There is no certainty that the companies included in the Internet HOLDRS will be able to continue to attract and retain qualified personnel.

                         HIGHLIGHTS OF INTERNET HOLDRS

      This discussion highlights information regarding Internet HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Internet HOLDRS.

Issuer.......................  Internet HOLDRS Trust.

The trust....................  The Internet HOLDRS Trust was formed under the depositary trust agreement, dated as of
                               September 2, 1999 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Internet HOLDRS and was amended on November 22, 2000. The trust is not a registered investment company under the Investment Company Act of 1940.

Initial depositor............  Merrill Lynch, Pierce, Fenner & Smith
                               Incorporated.

Trustee......................  The Bank of New York, a New York state-
                               chartered banking organization, is the trustee and receives compensation as set forth in the depositary trust agreement.

Purpose of Internet HOLDRS...  Internet HOLDRS are designed to achieve the following:

                               Diversification. Internet HOLDRS are designed to allow you to diversify your investment in the Internet industry through a single, exchange-listed instrument representing your undivided beneficial ownership of the underlying securities.

                               Flexibility. The beneficial owners of Internet HOLDRS have undivided beneficial ownership interests in each of the underlying securities represented by the Internet HOLDRS, and can cancel their Internet HOLDRS to receive each of the underlying securities represented by the Internet HOLDRS.

                               Transaction costs. The expenses associated with buying and selling Internet HOLDRS in the secondary market are expected to be less than separately buying and selling each of the underlying securities in a traditional brokerage account with transaction-based charges.

Trust assets.................  The trust holds shares of common stock issued by specified companies that, when initially selected, were involved in the Internet industry. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the group of companies will not change. Reconstitution events are described in this prospectus under the heading "Description of the depositary trust agreement--Distributions" and "-- Reconstitution events." There are currently 17 companies included in the Internet HOLDRS.

                               The trust's assets may increase or decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of

The Internet HOLDRS..........  The trust has issued, and may continue to issue, Internet HOLDRS that represent an undivided beneficial ownership interest in the shares of common stock that are held by the trust on your behalf.

                               The Internet HOLDRS themselves are separate from the underlying securities that are represented by the Internet HOLDRS.

                               The following chart provides the

                               . names of the 17 issuers of the underlying securities currently represented by the Internet HOLDRS,

                               .  stock ticker symbols,

                               . share amounts currently represented by a round-lot of 100 Internet HOLDRS, and

                               .  principal market on which the shares of
                                  common stock are traded.

                                                                   Primary
                                                           Share   Trading
                     Name of Company(/1/)(/2/)     Ticker Amounts   Market
                   ------------------------------  ------ ------- ----------
                   Amazon.com, Inc.                 AMZN     18   Nasdaq NMS
                   Ameritrade Holding Corporation   AMTD      9   Nasdaq NMS
                   AOL Time Warner Inc.(/3/)        AOL      42*     NYSE
                   At Home Corporation              ATHM     17   Nasdaq NMS
                   CMGI Inc.                        CMGI     10*  Nasdaq NMS
                   CNET Networks, Inc.              CNET      4   Nasdaq NMS
                   DoubleClick Inc.                 DCLK      4*  Nasdaq NMS
                   EarthLink, Inc.(/4/)             ELNK   6.23   Nasdaq NMS
                   eBay Inc.                        EBAY     12*  Nasdaq NMS
                   E*TRADE Group, Inc.              EGRP     12   Nasdaq NMS
                   Exodus Communications, Inc.      EXDS     16*  Nasdaq NMS
                   Inktomi Corporation              INKT      6*  Nasdaq NMS
                   Network Associates, Inc.         NETA      7   Nasdaq NMS
                   Priceline.com Incorporated       PCLN      7   Nasdaq NMS
                   PSINet Inc.                      PSIX      6*  Nasdaq NMS
                   RealNetworks, Inc.               RNWK      8*  Nasdaq NMS
                   Yahoo! Inc.                      YHOO     26*  Nasdaq NMS

                               --------
                               *Reflects previous stock split.
                               (1) On October 27, 2000, Terra Networks, S.A. completed its acquisition of Lycos, Inc. As a result, shares of common stock of Lycos are no longer represented in the Internet HOLDRS.
                               (2)  On October 12, 2000, InfoSpace, Inc.
                                    completed its acquisition of Go2Net, Inc.
                                    As a result, shares of common stock of
                                    Go2Net are no longer represented in the
                                    Internet HOLDRS.
                               (3) On January 11, 2001, America Online, Inc. changed its name to AOL Time Warner Inc.
                               (4)  On February 4, 2000, EarthLink Network,
                                    Inc. and MindSpring Enterprises, Inc.
                                    merged to form the combined company
                                    EarthLink, Inc. As a result, the share
                                    amount of EarthLink, Inc. represented by a round-lot of 100 Internet HOLDRS is 6.23.

                               These companies generally were considered to be among the largest and most liquid companies involved in the Internet industry as measured by market capitalization and trading volume on August 31, 1999. The market capitalization of a company is determined by multiplying the market price of its common stock by the number of outstanding shares of its common stock.

                               The trust only will issue and cancel, and you only may obtain, hold, trade or surrender, Internet HOLDRS in a round-lot of 100 Internet HOLDRS and round-lot multiples. The trust will only issue Internet HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Internet HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Internet HOLDRS, the trust may require a minimum of more than one round-lot of 100 Internet HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Internet HOLDRS.

                               The number of outstanding Internet HOLDRS will increase and decrease as a result of in-kind deposits and withdrawals of the underlying securities. The trust will stand ready to issue additional Internet HOLDRS on a continuous basis when an investor deposits the required shares of common stock with the trustee.

                               You may acquire Internet HOLDRS in two ways:

Purchases....................  .  through an in-kind deposit of the required number of shares of common stock of the
                                  underlying issuers with the trustee, or

                               . through a cash purchase in the secondary trading market.

Issuance and cancellation
fees.........................  If you wish to create Internet HOLDRS by delivering to the trust the requisite shares of common stock represented by a round-lot of 100 Internet HOLDRS, The Bank of New York as trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Internet HOLDRS. If you wish to cancel your Internet HOLDRS and withdraw your underlying securities, The Bank of New York as trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Internet HOLDRS.

Commissions..................  If you choose to deposit underlying securities in order to receive Internet HOLDRS, you will be responsible for paying any sales commission associated with your purchase of the underlying securities that is charged by your broker in addition to the issuance fee charged by the trustee, described above.

Custody fees.................  The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Internet HOLDRS to be deducted from any cash dividend or other cash distributions on underlying securities received by the trust. With respect to the aggregate custody fee payable in any calendar year for each Internet HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

Rights relating to Internet
HOLDRS.......................  You have the right to withdraw the underlying securities upon request by delivering a round-lot or integral multiple of a round-lot of Internet HOLDRS to the trustee, during the trustee's business hours, and paying the cancellation fees, taxes and other charges. You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation. The trustee will not deliver fractional shares of underlying securities. To the extent that any cancellation of Internet HOLDRS would otherwise require the delivery of a fractional share, the trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of the fractional share. Except with respect to the right to vote for dissolution of the trust, the Internet HOLDRS themselves will not have voting rights.

Rights relating to the
 underlying securities.......  As an owner of an Internet HOLDR, you have the right to:

                               .  Receive all shareholder disclosure
                                  materials, including annual and quarterly reports, distributed by the issuers of the underlying securities.

                               . Receive all proxy materials distributed by the issuers of the underlying securities and will have the right to instruct the trustee to vote the underlying securities or may attend shareholder meetings yourself.

                               . Receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of the underlying securities, net of any applicable taxes or fees; any distributions of securities by an issuer of underlying securities will be deposited into the trust and become part of the Internet HOLDRS unless the distributed securities are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS or the distributed securities have a Standard & Poor's sector classification that is different from the sector classifications represented in the Internet HOLDRS at the time of the distribution.

                               If you wish to participate in a tender offer for underlying securities, or any form of stock repurchase program by an issuer of an underlying security, you must obtain the underlying securities by surrendering your Internet HOLDRS and receiving all of your underlying securities. For specific information about obtaining your underlying securities, you should read the discussion under the caption "Description of the depositary trust agreement."

Reconstitution events........  The depositary trust agreement provides for the automatic distribution of underlying securities from the Internet HOLDRS to you in the following four circumstances:

                               A. If an issuer of underlying securities no
                                  longer has a class of common stock
                                  registered under section 12 of the
                                  Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Internet HOLDRS.

                               B. If the SEC finds that an issuer of
                                  underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Internet HOLDRS.

                               C. If the underlying securities of an issuer
                                  cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company or the securities received in exchange for the securities of the underlying issuer whose securities cease to be outstanding to the beneficial owners of Internet HOLDRS, only if the Standard & Poor's sector classification of the securities received as consideration is different from the sector classifications represented in the Internet HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS. In any other case, the additional securities received will be deposited into the trust.

                               D. If an issuer's underlying securities are
                                  delisted from trading on a U.S. national securities exchange or through Nasdaq NMS and are not listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the securities are delisted.

                               To the extent a distribution of underlying securities from the Internet HOLDRS is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

                               In addition, securities of a new company will be added to the Internet HOLDRS, as a result of a distribution of securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received (1) have a Standard & Poor's sector classification that is different from the sector classification of any other security then included in the Internet HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS.

                               It is anticipated, as a result of the broadly defined Standard & Poor's sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in Internet HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Internet HOLDRS will be distributed from the Internet HOLDRS to you.

Standard & Poor's sector
 classifications.............  Standard & Poor's Corporation is an independent source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard & Poor's sector classifications and each class of publicly traded securities of a company are given only one sector classification. The securities included in the Internet HOLDRS are currently represented in the Consumer Cyclicals, Financials and Technology sectors. The Standard & Poor's sector classifications of the securities included in the

                               Internet HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both.

Termination events...........  A. The Internet HOLDRS are delisted from the
                                  American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the Internet HOLDRS are delisted.

                               B. The trustee resigns and no successor trustee
                                  is appointed within 60 days from the date the trustee provides notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor of its intent to resign.

                               C. 75% of beneficial owners of outstanding
                                  Internet HOLDRS vote to dissolve and
                                  liquidate the trust.

                               If a termination event occurs, the trustee will distribute the underlying securities as promptly as practicable after the termination event.

Federal income tax
consequences.................  The federal income tax laws will treat a U.S.
                               holder of Internet HOLDRS as directly owning the underlying securities. The Internet HOLDRS themselves will not result in any federal tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing......................  The Internet HOLDRS are listed on the American
                               Stock Exchange under the symbol "HHH." On
                               January 17, 2001, the last reported sale price of the Internet HOLDRS on the American Stock Exchange was $49.86.

Trading......................  Investors are only able to acquire, hold, transfer and surrender a round-lot of 100
                               Internet HOLDRS. Bid and ask prices, however, are quoted per single Internet HOLDR.

Clearance and settlement.....  Internet HOLDRS have been issued in book-entry form. Internet HOLDRS are evidenced by one or more global certificates that the trustee has deposited with The Depository Trust Company, referred to as DTC. Transfers within DTC will be in accordance with DTC's usual rules and operating procedures. For further information see "Description of Internet HOLDRS."

                                   THE TRUST

      General. This discussion highlights information about the Internet HOLDRS trust. You should read this information, information about the depositary trust agreement, as well as the depositary trust agreement and the amendment to the depositary trust agreement, before you purchase Internet HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the depositary trust agreement."

      The Internet HOLDRS trust. The trust was formed pursuant to the depositary trust agreement, dated as of September 2, 1999. The depositary trust agreement was amended on November 22, 2000. The Bank of New York is the trustee. The Internet HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

      The Internet HOLDRS trust is intended to hold deposited shares for the benefit of owners of Internet HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2039, or earlier if a termination event occurs.

                         DESCRIPTION OF INTERNET HOLDRS

      The trust has issued Internet HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the depositary trust agreement." The trust may issue additional Internet HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

      You may only acquire, hold, trade and surrender Internet HOLDRS in a round-lot of 100 Internet HOLDRS and round-lot multiples. The trust will only issue Internet HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Internet HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Internet HOLDRS, the trust may require a minimum of more than one round-lot of 100 Internet HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Internet HOLDRS.

      Internet HOLDRS will represent your individual and undivided beneficial ownership interest in the common stock of the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Internet HOLDRS--The Internet HOLDRS."

      Beneficial owners of Internet HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities outside of the trust. These include the right of investors to instruct the trustee to vote the common stock, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Internet HOLDRS to receive the underlying securities. See "Description of the depositary trust agreement." Internet HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934, referred to herein as the Exchange Act.

      The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Internet HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Internet HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Internet HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the depositary trust agreement--Withdrawal of underlying securities."

      Internet HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Internet HOLDRS are available only in book-entry form. Owners of Internet HOLDRS hold their Internet HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

      Selection criteria. The underlying securities are the common stocks of a group of specified companies that, at the time of selection, were involved in various segments of the Internet industry and whose common stock is registered under section 12 of the Exchange Act. The issuers of the underlying securities were, as of August 31, 1999, among the largest capitalized and most liquid companies in the Internet industry as measured by market capitalization and trading volume.

      The Internet HOLDRS may no longer consist of securities issued by companies involved in the Internet industry. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the Internet industry and will undertake to make adequate disclosure when necessary.

      Underlying securities. For a list of the underlying securities represented by Internet HOLDRS, please refer to "Highlights of Internet HOLDRS--The Internet HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and will be available from the American Stock Exchange and through a widely-used electronic information dissemination system such as Bloomberg or Reuters.

      No investigation. The trust, the trustee Merrill Lynch, Pierce, Fenner & Smith Incorporated and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Internet HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk factors" and "Where you can find more information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any of their affiliates.

      General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

      The following table and graph set forth the composite performance of all of the 17 underlying securities currently represented by a single Internet HOLDR, measured at the close of the business day on March 30, 1999, the first date when all of the underlying securities were publicly traded, and thereafter as of the end of each month to January 17, 2001. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.

                   Closing
1999                Price
----               -------
March 30.......... 119.74
March 31.......... 121.74
April 30.......... 142.22
May 28............ 113.64
June 30........... 115.11
July 30...........  92.90
August 31.........  95.52
September 30...... 108.63
October 29........ 111.15
November 30....... 133.31
December 31....... 168.81

                   Closing
2000                Price
----               -------
January 31........ 145.06
February 29....... 152.57
March 31.......... 162.30
April 28.......... 126.24
May 31............ 103.78
June 30........... 106.10
July 31........... 100.78
August 31......... 113.00
September 29......  93.90
October 31........  71.02
November 30 ......  48.86
December 29.......  39.00

                   Closing
2001                Price
----               -------
January 17........  49.86

                                 [LINE GRAPH]

                 DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

      General. The depositary trust agreement, dated as of September 2, 1999, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Internet HOLDRS, provides that Internet HOLDRS will represent an owner's undivided beneficial ownership interest in the common stock of the underlying companies. The depositary trust agreement was amended on November 22, 2000 to modify the reconstitution events, as described below.

      The trustee. The Bank of New York serves as trustee for the Internet HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

      Issuance, transfer and surrender of Internet HOLDRS. You may create and cancel Internet HOLDRS only in round-lots of 100 Internet HOLDRS. You may create Internet HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Internet HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Internet HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Internet HOLDRS, the trust may require a minimum of more than one round-lot of 100 Internet HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Internet HOLDRS. Similarly, you must surrender Internet HOLDRS in integral multiples of 100 Internet HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Internet HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

      Voting rights. The trustee will deliver you proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

      Under the depositary trust agreement, any beneficial owner of Internet HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Internet HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

      Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly.

      Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Internet HOLDRS unless the distributed securities are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS or the distributed securities are of a company with a Standard & Poor's sector classification that is different from the sector classifications of any other company represented in the Internet HOLDRS at the time of the distribution.

      You will be obligated to pay any tax or other charge that may become due with respect to Internet HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Internet HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Internet HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

      Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities from the Internet HOLDRS to you in the following four circumstances:

            A. If an issuer of underlying securities no longer has a class of common stock registered under section 12 of the Exchange Act, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Internet HOLDRS.

            B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Internet HOLDRS.

            C. If the underlying securities of an issuer cease to be
               outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Internet HOLDRS only if, as provided in the amendment to depositary trust agreement, the Standard & Poor's sector classification of the securities received as consideration is different from the sector classifications represented in the Internet HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS. In any other case, the additional securities received as consideration will be deposited into the trust.

            D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through Nasdaq NMS and are not listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date such securities are delisted.

      To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

      As provided in the amendment to the depositary trust agreement, securities of a new company will be added to the Internet HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received
(1) have a Standard & Poor's sector classification that is different from the sector classification of any other security then included in the Internet HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS.

      It is anticipated, as a result of the broadly defined sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in the Internet HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Internet HOLDRS will be distributed from the Internet HOLDRS to you.

      Standard & Poor's sector classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard & Poor's sector classifications and each class of publicly traded securities of a company are given only one sector classification. The securities included in the Internet HOLDRS are currently represented in the Consumer Cyclicals, Financials and Technology sectors. The Standard & Poor's sector classifications of the securities included in the Internet HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both.

      Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

      Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

      Withdrawal of underlying securities. You may surrender your Internet HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Internet HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Internet HOLDRS.

      Further issuances of Internet HOLDRS. The depositary trust agreement provides for further issuances of Internet HOLDRS on a continuous basis without your consent.

      Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of Internet HOLDRS will surrender their Internet HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Internet HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the Internet HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Internet HOLDRS other than Merrill Lynch, Pierce, Fenner & Smith Incorporated vote to dissolve and liquidate the trust.

      If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

      Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Internet HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Internet HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Internet HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Internet HOLDRS.

      Issuance and cancellation fees. If you wish to create Internet HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Internet HOLDRS. If you wish to cancel your Internet HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Internet HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

      Commissions. If you choose to create Internet HOLDRS, you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that is charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee, described above.

      Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Internet HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Internet HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

      Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

      Governing law. The depositary trust agreement and the Internet HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

      Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Internet HOLDRS.

      The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                        FEDERAL INCOME TAX CONSEQUENCES

General

      The following is a summary of the U.S. federal income tax consequences relating to the Internet HOLDRS for:

    .  a citizen or resident of the United States;

    . a corporation or partnership created or organized in the United States or under the laws of the United States;

    . an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

    . a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust (a "U.S. receipt holder"); and

    . any person other than a U.S. receipt holder (a "Non-U.S. receipt holder").

      This summary is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules. In addition, this summary generally is limited to investors who will hold the Internet HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended. Moreover, this summary does not address Internet HOLDRS held by a foreign partnership or other foreign flow through entities. We recommend that you consult with your own tax advisor.

Taxation of the trust

      The trust provides for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Internet HOLDRS

      A receipt holder purchasing and owning Internet HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Internet HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

      A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Internet HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Internet HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Internet HOLDRS. Similarly, with respect to sales of Internet HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Internet HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

      The distribution of any securities by the trust upon the surrender of Internet HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

      The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Internet HOLDRS will reduce the amount realized with respect to the underlying securities.

      A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

      With respect to underlying securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

      If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value, determined at the spot rate on the date of the payment, regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

      Subject to conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute passive income or, in the case of some U.S. holders, financial services income. For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

      Dividends and distributions made by a foreign issuer may be subject to a withholding tax. Some foreign issuers have made arrangements through which holders of their American depositary shares can apply for a refund of withheld taxes. It is expected that holders of Internet HOLDRS will be able to use these arrangements to apply for a refund of withheld taxes.

      Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a passive foreign investment company (a "PFIC"). We do not believe that any of the foreign issuers of the underlying securities is currently a PFIC and do not anticipate that any issuer will become a PFIC in the future, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. A foreign corporation generally will be classified as a PFIC for

U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

     .  at least 75% of its gross income is "passive income;" or

     . on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

      Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

      If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Internet HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder elected to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

      A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, it is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

      A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on underlying securities of foreign issuers, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

      With respect to dividends of both U.S. and foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non-U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

      A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

      A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Internet HOLDRS or of the underlying securities unless:

    . that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

    . in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

    . the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

      Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

      The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

      Any plan fiduciary which proposes to have a plan acquire Internet HOLDRS should consult with its counsel with respect to the potential applicability of ERISA and the Internal Revenue Code to this investment and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Internet HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

      In accordance with the depositary trust agreement, the trust issued Internet HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Internet HOLDRS. The trust delivered the initial distribution of Internet HOLDRS against deposit of the underlying securities in New York, New York on approximately September 27, 1999.

      Investors who purchase Internet HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

      Merrill Lynch has from time to time provided investment banking and other financial services to certain of the issuers of the underlying securities and expects in the future to provide these services, for which it has received and will receive customary fees and commissions. It also may have served as counterparty in other transactions with certain of the issuers of the underlying securities.

      Merrill Lynch, Pierce, Fenner & Smith Incorporated has used, and may continue to use, this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Internet HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in such transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

      Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against certain civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Internet HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to such liabilities.

                                 LEGAL MATTERS

      Legal matters, including the validity of the Internet HOLDRS, will be passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter, by Shearman & Sterling, New York, New York. Shearman & Sterling, as special U.S. tax counsel to the trust, also will render an opinion regarding the material federal income tax consequences relating to the Internet HOLDRS.

                      WHERE YOU CAN FIND MORE INFORMATION

      Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Internet HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

      The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Exchange Act.

      Because the common stock of the issuers of the underlying securities is registered under the Exchange Act, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. In addition, information regarding the issuers of the underlying securities may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

      The trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Internet HOLDRS. This prospectus relates only to Internet HOLDRS and does not relate to the common stock or other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Internet HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the common stock of the issuers of the underlying securities, and therefore the offering and trading prices of the Internet HOLDRS, have been publicly disclosed.

                                    ANNEX A

      This annex forms an integral part of the prospectus.

      The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary trading market, of each of the underlying securities in each month during 1995, 1996, 1997, 1998, 1999 and 2000. All market prices in excess of one dollar are rounded to the nearest one-sixtyfourth dollar. An asterisk (*) denotes that no shares of the issuer were publicly traded during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                            AMAZON.COM, INC. (AMZN)

      Amazon.com, Inc. is an online retailer that directly offers a variety of products, such as books, music, videos, toys, electronics, software, video games and home improvement products for sale through the Internet. Amazon.com also offers Web-based services where buyers and sellers can enter into transactions with respect to a wide range of products. Amazon.com has invested in and developed commercial relationships with a number of electronic-commerce companies.

           Closing           Closing           Closing           Closing            Closing            Closing
  1995      Price    1996     Price    1997     Price    1998     Price     1999     Price     2000     Price
---------  ------- --------- ------- --------- ------- --------- -------  --------- -------  --------- -------
January      *     January     *     January      *    January    4 59/64 January   58 15/32 January   64 9/16
February     *     February    *     February     *    February   6 27/64 February  64 1/16  February  68 7/8
March        *     March       *     March        *    March      7 1/8   March     86 3/32  March     67
April        *     April       *     April        *    April      7 41/64 April     86 1/32  April     55 3/16
May          *     May         *     May       1 1/2   May        7 11/32 May       59 3/8   May       48 5/16
June         *     June        *     June      1 35/64 June      16 5/8   June      62 9/16  June      36 5/16
July         *     July        *     July      2 25/64 July      18 31/64 July      50 1/32  July      30 1/8
August       *     August      *     August    2 11/32 August    13 61/64 August    62 3/16  August    41 1/2
September    *     September   *     September 4 11/32 September 18 39/64 September 79 15/16 September 38 7/16
October      *     October     *     October   5 5/64  October   21 5/64  October   70 5/8   October   36 5/8
November     *     November    *     November  4 1/8   November  32       November  85 1/16  November  24 11/16
December     *     December    *     December  5 1/64  December  53 35/64 December  76 1/8   December  15 9/16

      The closing price on January 18, 2001 was 19.50.

                     AMERITRADE HOLDING CORPORATION (AMTD)

      Ameritrade Holding Corporation provides online discount brokerage and clearing services. Ameritrade provides brokerage services to investors through a variety of mediums, primarily through the Internet. Ameritrade offers clearing services for its own brokerage operations as well as to independent broker-dealers and unaffiliated broker-dealers and provides wholesale discount brokerage services to depository institutions.

           Closing           Closing           Closing           Closing           Closing            Closing
  1995      Price    1996     Price    1997     Price    1998     Price    1999     Price     2000     Price
---------  ------- --------- ------- --------- ------- --------- ------- --------- -------  --------- -------
January      *     January     *     January      *    January   2 1/64  January   13 3/8   January   15 15/16
February     *     February    *     February     *    February  2 19/64 February  16 1/4   February  18 11/16
March        *     March       *     March     1 19/64 March     2 5/16  March     20 37/64 March     20 57/64
April        *     April       *     April     1 3/64  April     2 23/64 April     44 33/64 April     16 3/4
May          *     May         *     May       1 11/64 May       2 13/32 May       29 57/64 May       11 3/8
June         *     June        *     June      1 5/16  June      2 1/4   June      35 21/64 June      11 5/8
July         *     July        *     July      1 9/32  July      3 13/64 July      24 15/16 July      12 13/16
August       *     August      *     August    1 9/16  August    2 3/8   August    20 3/8   August    18 13/16
September    *     September   *     September 2 1/16  September 3       September 18 3/8   September 17 3/4
October      *     October     *     October   2 11/64 October   2 35/64 October   16 1/4   October   14 5/8
November     *     November    *     November  2 51/64 November  4 1/8   November  22 5/8   November   8 1/4
December     *     December    *     December  2 7/16  December  5 1/4   December  21 11/16 December   7

      The closing price on January 18, 2001 was 9.59.

                              AOL TIME WARNER INC.

      On January 10, 2000, America Online, Inc. entered into a merger agreement with Time Warner, Inc. pursuant to which each became a wholly owned subsidiary of a new parent company named AOL Time Warner Inc. On January 11, 2001 the two companies completed the merger. AOL Time Warner Inc. provides Internet powered media and communications services including personalized news service, electronic mail via the Web, an online community center, public and private meeting rooms, interactive conversations, cable service, publishing, music and film production and distribution, and digital media.

           Closing           Closing           Closing           Closing            Closing            Closing
  1995      Price    1996     Price    1997     Price    1998     Price     1999     Price     2000     Price
---------  ------- --------- ------- --------- ------- --------- -------- --------- -------- --------- --------
January      55/64 January   2 51/64 January   5 5/16  January    5 63/64 January   43 15/16 January   56 15/16
February   1 7/64  February  3 5/64  February  2 11/32 February   7 19/32 February  44 15/32 February  59 1/4
March      1 5/32  March     3 1/2   March     2 21/32 March      8 35/64 March     73 1/2   March     67 7/16
April      1 29/64 April     4       April     2 53/64 April     10       April     71 3/8   April     60 1/8
May        1 7/64  May       3 17/32 May       3 29/64 May       10 27/64 May       59 5/8   May       53 3/8
June       1 3/8   June      2 47/64 June      3 31/64 June      13 9/64  June      55       June      52 5/8
July       1 23/32 July      1 29/32 July      4 7/32  July      14 41/64 July      47 9/16  July      53 1/4
August     2 1/16  August    1 57/64 August    4 1/32  August    10 1/4   August    45 21/32 August    58 33/64
September  2 5/32  September 2 7/32  September 4 23/32 September 13 61/64 September 52 1/32  September 53 3/4
October    2 1/2   October   1 45/64 October   4 13/16 October   15 59/64 October   64 21/32 October   50 1/2
November   2 9/16  November  2 13/64 November  4 11/16 November  21 57/64 November  73       November  40 39/64
December   2 11/32 December  2 5/64  December  5 21/32 December  38 25/32 December  75 7/8   December  34 51/64

      The closing price on January 18, 2001 was 49.77.

                           AT HOME CORPORATION (ATHM)

      At Home Corporation, also known as Excite@Home, is a media company that offers broadband Internet connectivity, personalized, Web-based content and targeted advertising services. At Home's broadband Internet service is delivered to consumers through existing cable television infrastructure.

           Closing           Closing           Closing           Closing            Closing            Closing
  1995      Price    1996     Price    1997     Price    1998     Price     1999     Price     2000     Price
---------  ------- --------- ------- --------- ------- --------- -------  --------- -------  --------- -------
January      *     January     *     January      *    January   11 9/16  January   62 1/2   January   36 3/64
February     *     February    *     February     *    February  17 1/16  February  53 1/16  February  34 5/16
March        *     March       *     March        *    March     16 29/32 March     78 3/4   March     32 15/16
April        *     April       *     April        *    April     16 21/32 April     71 31/32 April     18 5/8
May          *     May         *     May          *    May       17 3/8   May       63 3/8   May       18 1/2
June         *     June        *     June         *    June      23 21/32 June      53 15/16 June      20 3/4
July         *     July        *     July       9 3/4  July      21 1/16  July      45 11/16 July      14
August       *     August      *     August     9 9/16 August    14 1/4   August    40 1/8   August    14 9/16
September    *     September   *     September 11 9/16 September 23 15/16 September 41 7/16  September 14 1/8
October      *     October     *     October   12 1/16 October   22 1/8   October   37 3/8   October   10 5/16
November     *     November    *     November  10 5/16 November  29 1/8   November  48 1/2   November   6 7/32
December     *     December    *     December  12 9/16 December  37 1/8   December  42 7/8   December   5 17/32

      The closing price on January 18, 2001 was 8.31.

                                CMGI INC. (CMGI)

      CMGI, Inc. invests in, develops and operates a network of Internet companies. These companies generally operate in the areas of interactive marketing, electronic commerce, Internet search engines and portals, Internet infrastructure and Internet professional services. CMGI also manages several venture capital funds that focus on investing in companies involved in various aspects of the Internet and technology industries.

           Closing           Closing           Closing           Closing             Closing             Closing
  1995      Price    1996     Price    1997     Price    1998     Price     1999      Price     2000      Price
---------  ------- --------- ------- --------- ------- --------- -------- --------- --------- --------- ---------
January      29/64 January   1 55/64 January   1 1/16  January    2 17/64 January    30 1/2   January   112 9/16
February     1/2   February  2 27/64 February    53/64 February   3       February   30 21/32 February  129 9/16
March        13/32 March     2 15/32 March       49/64 March      3 5/8   March      45 49/64 March     113 5/16
April        29/64 April     1 55/64 April       51/64 April      6 1/32  April      63 41/64 April      71 1/4
May          25/64 May       1 29/64 May       1 5/64  May        5 35/64 May        51 13/16 May        47 13/16
June         19/32 June      1 11/16 June        53/64 June       8 27/32 June       57 1/32  June       45 13/16
July         27/32 July      1       July      1 1/32  July       8 33/64 July       46 3/32  July       37 7/8
August       57/64 August    1 3/64  August    1 13/32 August     4 49/64 August     41 31/32 August     44 3/4
September    57/64 September   29/32 September 1 35/64 September  6 21/32 September  51 1/4   September  27 15/16
October    1 3/32  October     5/8   October   1 25/64 October    7 7/64  October    54 23/32 October    16 7/8
November   2 11/32 November  1       November  1 5/16  November   9 11/16 November   73 21/32 November   10 1/16
December   2 29/32 December  1 3/64  December  1 57/64 December  13 5/16  December  138 7/16  December    5 19/32

      The closing price on January 18, 2001 was 6.84.

                           CNET NETWORKS, INC. (CNET)

      CNET Networks, Inc. provides original Internet content and television and radio programming related to computers, the Internet and digital technologies. CNET's network of information and services are offered under the "CNET" brand name. CNET products and services include a platform for advertisers to sell products to the public.

           Closing           Closing           Closing           Closing            Closing            Closing
  1995      Price    1996     Price    1997     Price    1998     Price     1999     Price     2000     Price
---------  ------- --------- ------- --------- ------- --------- -------- --------- -------- --------- --------
January      *     January      *    January   7 1/4   January    6 31/32 January   26 1/4   January   49
February     *     February     *    February  6 7/32  February   9 1/16  February  28 21/32 February  66 7/8
March        *     March        *    March     6 1/8   March      6 23/32 March     46 1/16  March     50 11/16
April        *     April        *    April     5 1/16  April      8 5/16  April     64 1/4   April     34 9/16
May          *     May          *    May       5 25/32 May        9 1/16  May       54 1/8   May       34 7/16
June         *     June         *    June      7 5/16  June      17 1/16  June      57 5/8   June      24 9/16
July         *     July      3 1/4   July      6 21/32 July      12 7/8   July      40       July      29 15/16
August       *     August    3 5/16  August    8 7/32  August     9 3/4   August    37 9/16  August    33 1/2
September    *     September 4 11/16 September 9 57/64 September 11 7/16  September 56       September 24 23/64
October      *     October   4       October   6 1/32  October    9 33/64 October   47 3/16  October   31 1/2
November     *     November  4 9/32  November  5 3/16  November  13 17/64 November  50 15/16 November  21 3/8
December     *     December  7 1/4   December  7 3/8   December  13 5/16  December  56 3/4   December  16

      The closing price on January 18, 2001 was 14.63.

                            DOUBLECLICK INC. (DCLK)

      DoubleClick Inc. provides media, technology and data products and services to advertisers, advertising agencies, Web publishers and electronic merchants. DoubleClick collects consumer purchasing data and sells information from its proprietary database and its statistical modeling technology to provide direct marketers with information and analysis. DoubleClick also provides advertisement sales and related services to publishers of Web sites and advertisers.

           Closing           Closing           Closing           Closing             Closing            Closing
  1995      Price    1996     Price    1997     Price    1998     Price     1999      Price     2000     Price
---------  ------- --------- ------- --------- ------- --------- -------- --------- --------- --------- --------
January      *     January     *     January     *     January      *     January    24 1/16  January   98 13/16
February     *     February    *     February    *     February   7 63/64 February   22 15/32 February  88 13/16
March        *     March       *     March       *     March      8 25/32 March      45 33/64 March     93 5/8
April        *     April       *     April       *     April     10 27/64 April      69 29/32 April     75 7/8
May          *     May         *     May         *     May        8 21/32 May        48 23/32 May       42 1/4
June         *     June        *     June        *     June      12 27/64 June       45 7/8   June      38 1/8
July         *     July        *     July        *     July      11       July       40 1/2   July      35 15/16
August       *     August      *     August      *     August     5 31/32 August     49 15/16 August    40 11/16
September    *     September   *     September   *     September  5 31/32 September  59 9/16  September 32
October      *     October     *     October     *     October    8 1/4   October    70       October   16 1/4
November     *     November    *     November    *     November  10 1/8   November   80 1/32  November  14 3/16
December     *     December    *     December    *     December  11 1/8   December  126 17/32 December  11

      The closing price on January 18, 2001 was 14.00.

                             EARTHLINK, INC. (ELNK)

      EarthLink, Inc. provides dial-up Internet access and high-speed Internet access through dedicated data lines, digital subscriber lines or cable modem. Earthlink also provides Web hosting and Web page design and content. Earthlink derives additional revenue through advertising sales.

           Closing           Closing           Closing           Closing            Closing            Closing
  1995      Price    1996     Price    1997     Price    1998     Price     1999     Price     2000     Price
---------  ------- --------- ------- --------- ------- --------- -------- --------- -------- --------- --------
January       *    January      *    January   1 39/64 January    5 37/64 January   51       January   26 1/2
February      *    February     *    February  1 1/2   February   8 1/16  February  42 3/4   February  24 7/8
March         *    March     1 5/16  March     1 3/16  March     10 45/64 March     43 1/32  March     19 7/16
April         *    April     1 19/32 April     1 7/16  April     11 1/4   April     48 15/32 April     18 7/8
May           *    May       2 1/16  May       1 5/8   May        8 27/32 May       37       May       14 13/16
June          *    June      1 49/64 June      1 3/4   June      17 9/64  June      44 5/16  June      15 7/16
July          *    July      1 39/64 July      2 21/64 July      20 3/8   July      33 9/16  July      12 1/2
August        *    August    1 39/64 August    2 37/64 August    13 7/16  August    29 3/16  August    11 1/4
September     *    September 1 53/64 September 3 39/64 September 20 3/4   September 27 11/16 September  9 1/8
October       *    October   1 19/64 October   4 9/16  October   19 27/32 October   25 11/16 October    6 17/32
November      *    November  1 3/64  November  4 55/64 November  32 9/32  November  31 9/16  November   6 1/2
December      *    December  1 1/64  December  5 39/64 December  30 17/32 December  26 13/32 December   5 1/32

      The closing price on January 18, 2001 was 9.00.

                                eBAY INC. (EBAY)

      eBay Inc. is a person-to-person trading community on the Internet. eBay permits sellers to list items for sale, buyers to bid on items of interest and all eBay users to browse through listed items. Goods bought and sold on eBay range from personal items to office equipment, services, cars and homes. Sellers on eBay include individuals, distributors, liquidators, retailers and mail order companies. eBay generates a majority of its revenue from fees related to listing and selling items on its Web site.

           Closing           Closing           Closing           Closing             Closing            Closing
  1995      Price    1996     Price    1997     Price    1998     Price     1999      Price     2000     Price
---------  ------- --------- ------- --------- ------- --------- -------- --------- --------- --------- --------
January      *     January     *     January     *     January      *     January    46 17/64 January   75 1/32
February     *     February    *     February    *     February     *     February   55 43/64 February  71 11/16
March        *     March       *     March       *     March        *     March      68 21/32 March     88
April        *     April       *     April       *     April        *     April     104 1/16  April     79 19/32
May          *     May         *     May         *     May          *     May        88 19/32 May       62 9/16
June         *     June        *     June        *     June         *     June       75 11/16 June      54 5/16
July         *     July        *     July        *     July         *     July       48 27/32 July      50
August       *     August      *     August      *     August       *     August     62 25/32 August    62
September    *     September   *     September   *     September  7 33/64 September  70 17/32 September 68 11/16
October      *     October     *     October     *     October   13 55/64 October    67 9/16  October   51 1/2
November     *     November    *     November    *     November  32 15/16 November   82 17/32 November  34 5/16
December     *     December    *     December    *     December  40 13/64 December   62 19/32 December  33

      The closing price on January 18, 2001 was 46.88.

                           E*TRADE GROUP, INC. (EGRP)

      E*TRADE Group, Inc. provides online investing services for self-directed investors through its Web site. E*TRADE provides automated order placement and execution, personalized portfolio tracking and real-time market analysis. E*TRADE can also be accessed through a touch-tone telephone, interactive television, and direct modem access.

           Closing           Closing           Closing            Closing            Closing            Closing
  1995      Price    1996     Price    1997     Price     1998     Price     1999     Price     2000     Price
---------  ------- --------- ------- --------- -------- --------- -------- --------- -------- --------- -------
January      *     January      *    January    4 13/32 January    5 29/64 January   27 19/32 January   21 1/16
February     *     February     *    February   6       February   6 11/16 February  23       February  24 5/8
March        *     March        *    March      4 1/2   March      6 15/64 March     29 5/32  March     30 1/8
April        *     April        *    April      3 3/4   April      6 15/64 April     57 3/4   April     21 1/2
May          *     May          *    May        4 13/32 May        5 13/32 May       44 1/2   May       15 9/16
June         *     June         *    June       4 29/32 June       5 47/64 June      39 15/16 June      16 1/2
July         *     July         *    July       7 5/8   July       6 13/16 July      30 1/8   July      15
August       *     August    2 5/8   August     8 1/32  August     4 5/32  August    25       August    17 3/4
September    *     September 3 19/64 September 11 3/4   September  4 43/64 September 23 1/2   September 16 7/16
October      *     October   2 25/32 October    7 23/32 October    4 1/2   October   23 13/16 October   14 9/16
November     *     November  2 47/64 November   6 17/64 November   6 49/64 November  30 1/16  November   8
December     *     December  2 7/8   December   5 3/4   December  11 45/64 December  26 1/8   December   7 3/8

      The closing price on January 18, 2001 was 12.19.

                       EXODUS COMMUNICATIONS, INC. (EXDS)

      Exodus Communications is a provider of Internet and network management systems for businesses with critical Internet operations. Exodus offers system and network management solutions and technology professional services designed to enhance the performance of Web sites. Exodus' offerings include performance monitoring, site management reports, data backup, content delivery services and security services.

           Closing           Closing           Closing           Closing           Closing            Closing
  1995      Price    1996     Price    1997     Price    1998     Price    1999     Price     2000     Price
---------  ------- --------- ------- --------- ------- --------- ------- --------- -------- --------- -------
January       *    January      *    January      *    January      *    January    6 17/32 January   57 7/16
February      *    February     *    February     *    February     *    February   4 19/32 February  71 3/16
March         *    March        *    March        *    March     1 3/4   March      8 13/32 March     70 1/4
April         *    April        *    April        *    April     2 3/8   April     11 17/64 April     44 7/32
May           *    May          *    May          *    May       2 9/64  May        9 3/8   May       35 9/32
June          *    June         *    June         *    June      2 51/64 June      15       June      46 1/16
July          *    July         *    July         *    July      2 3/32  July      15 1/64  July      44 7/16
August        *    August       *    August       *    August    1 51/64 August    20 3/32  August    68 7/16
September     *    September    *    September    *    September 1 17/32 September 18 1/64  September 49 3/8
October       *    October      *    October      *    October   1 63/64 October   21 1/2   October   33 9/16
November      *    November     *    November     *    November  2 7/64  November  26 61/64 November  22 3/4
December      *    December     *    December     *    December  4 1/64  December  44 13/32 December  20

      The closing price on January 18, 2001 was 23.06.

                           INKTOMI CORPORATION (INKT)

      Inktomi Corporation develops and markets software applications designed to enhance the performance of large-scale networks, particularly the Internet. Inktomi offers network products that are intended to provide a complete infrastructure for the distribution, delivery and management of content and applications. Inktomi also offers portal services applications that include search engines, shopping and directory services and which it offers to Internet portal and Web site customers.

           Closing           Closing           Closing           Closing            Closing             Closing
  1995      Price    1996     Price    1997     Price    1998     Price     1999     Price     2000      Price
---------  ------- --------- ------- --------- ------- --------- -------- --------- -------- --------- ---------
January      *     January     *     January     *     January      *     January   35 15/16 January    99 7/16
February     *     February    *     February    *     February     *     February  31 1/16  February  137 1/8
March        *     March       *     March       *     March        *     March     42 7/8   March     195
April        *     April       *     April       *     April        *     April     59 7/8   April     153 15/16
May          *     May         *     May         *     May          *     May       51 1/2   May       111 5/8
June         *     June        *     June        *     June       9 15/16 June      65 3/4   June      118 1/4
July         *     July        *     July        *     July      14 7/32  July      54 7/32  July      107
August       *     August      *     August      *     August    12 1/4   August    56 11/16 August    130 3/8
September    *     September   *     September   *     September 18 13/16 September 60 1/64  September 114
October      *     October     *     October     *     October   21 5/64  October   50 23/32 October    63 7/16
November     *     November    *     November    *     November  33 3/32  November  64 17/32 November   26 1/16
December     *     December    *     December    *     December  32 11/32 December  88 3/4   December   17 7/8

      The closing price on January 18, 2001 was 17.50.

                        NETWORK ASSOCIATES, INC. (NETA)

      Network Associates, Inc. develops and provides software products that address Internet and other large-scale network security, privacy and management issues. Network Associates also offers a range of consumer-oriented security and management software products to retail customers, including anti-virus, Internet security/privacy and desktop utilities software.

           Closing            Closing            Closing            Closing            Closing            Closing
  1995      Price     1996     Price     1997     Price     1998     Price     1999     Price     2000     Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- -------- --------- --------
January     2 63/64 January   14 13/16 January   38 53/64 January   36       January   52 3/8   January   25 15/16
February    4 17/64 February  15 55/64 February  30 37/64 February  43 5/64  February  47       February  30 7/16
March       5 47/64 March     16 7/32  March     29 1/2   March     44 11/64 March     30 11/16 March     32 1/4
April       6 33/64 April     18 9/64  April     37 11/64 April     45 43/64 April     13 1/4   April     25 7/16
May         5 17/32 May       16 7/16  May       43 7/8   May       40 53/64 May       14 11/16 May       21 7/8
June        5 63/64 June      21 25/62 June      42 5/64  June      47 7/8   June      14 11/16 June      20 3/8
July        7 1/2   July      22 21/64 July      43 29/64 July      47 11/16 July      17 1/2   July      19 3/16
August      8 43/64 August    26 1/2   August    37 3/4   August    32 1/4   August    16 7/8   August    25 7/8
September  10 11/64 September 30 43/64 September 35 21/64 September 35 1/2   September 19 1/8   September 22 5/8
October    11 1/2   October   30 21/64 October   33 11/64 October   42 1/4   October   18 5/16  October   19 1/4
November   14 9/64  November  31 53/64 November  30 1/2   November  50 7/8   November  25 1/4   November  13
December   13       December  29 21/64 December  35 1/4   December  66 1/4   December  26 11/16 December   4 3/16

      The closing price on January 18, 2001 was 8.06.

                       PRICELINE.COM INCORPORATED (PCLN)

      Priceline.com Incorporated maintains a Web site where consumers can select a price for a variety of products or services and these selections are communicated directly to participating sellers. Participant sellers include domestic and international airlines, hotel chains, long-distance telephone companies, home-mortgage lenders and car retailers. Priceline.com generates a substantial portion of its revenues from transactions that take place on its Web site.

           Closing           Closing           Closing           Closing           Closing            Closing
  1995      Price    1996     Price    1997     Price    1998     Price    1999     Price     2000     Price
---------  ------- --------- ------- --------- ------- --------- ------- --------- -------- --------- --------
January      *     January     *     January     *     January     *     January      *     January   58
February     *     February    *     February    *     February    *     February     *     February  55 15/16
March        *     March       *     March       *     March       *     March      82 7/8  March     80
April        *     April       *     April       *     April       *     April     162 3/8  April     63 1/4
May          *     May         *     May         *     May         *     May       112 1/32 May       38 1/8
June         *     June        *     June        *     June        *     June      115 9/16 June      37 63/64
July         *     July        *     July        *     July        *     July       75 9/16 July      23 5/8
August       *     August      *     August      *     August      *     August     68 1/8  August    27 3/16
September    *     September   *     September   *     September   *     September  64 1/2  September 11 7/8
October      *     October     *     October     *     October     *     October    60 1/4  October    5 3/4
November     *     November    *     November    *     November    *     November   62      November   2 1/2
December     *     December    *     December    *     December    *     December   47 3/8  December   1 5/16

      The closing price on January 18, 2001 was 2.94.

                               PSINET INC. (PSIX)

      PSINet Inc. provides Internet access services and related products. PSINet offers dedicated and dial-up Internet connection to businesses in various metropolitan areas in the United States, Canada, Europe, Latin America and Asia. PSINet also provides value-added services, including corporate intranets, web hosting services, and remote user access services.

           Closing            Closing           Closing           Closing            Closing            Closing
  1995      Price     1996     Price    1997     Price    1998     Price     1999     Price     2000     Price
---------  -------- --------- ------- --------- ------- --------- -------- --------- -------- --------- --------
January       *     January   6 5/8   January   4 15/16 January    3 23/32 January   16 31/32 January   39 15/16
February      *     February  5 1/16  February  4 1/8   February   3 55/64 February  17 29/32 February  46 3/8
March         *     March     4 27/32 March     3 11/16 March      5 9/16  March     21 9/32  March     34 1/64
April         *     April     7 1/16  April     2 7/8   April      6 15/16 April     25 1/4   April     23 3/16
May         6 15/16 May       7 1/4   May       3 25/32 May        5 3/8   May       22 1/4   May       26 1/16
June        7 19/32 June      5 3/4   June      3 3/4   June       6 1/2   June      21 7/8   June      25 1/8
July       10 1/4   July      4 7/8   July      4 13/32 July       8 3/4   July      25 55/64 July      17 7/16
August      9 1/4   August    5 1/2   August    4 3/32  August     5 1/4   August    23 15/16 August    17 9/16
September  10 3/4   September 5 7/16  September 4 1/32  September  6 31/32 September 17 63/64 September  9 5/8
October     8 7/8   October   4 3/4   October   4 3/16  October    7 7/32  October   18       October    6 21/32
November   10 9/16  November  6 11/32 November  3 3/8   November   9 3/8   November  25       November   1 1/8
December   11 7/16  December  5 7/16  December  2 9/16  December  10 7/16  December  30 7/8   December     23/32

      The closing price on January 18, 2001 was 2.88.

                           REALNETWORKS, INC. (RNWK)

      RealNetworks, Inc. develops and markets software products and services for consumers, content providers, service providers and advertisers. These software products and services are designed to enable users of personal computers and other consumer electronic devices to send and receive audio, video and other multimedia services over the Internet and private networks on both a live broadcast and on-demand basis.

           Closing           Closing           Closing           Closing           Closing
  1995      Price    1996     Price    1997     Price    1998     Price    1999     Price     2000    Closing
---------  ------- --------- ------- --------- ------- --------- ------- --------- -------- --------- --------
January      *     January     *     January      *    January   3 3/4   January   17 45/64 January   78 19/32
February     *     February    *     February     *    February  3 3/4   February  17 17/32 February  70 5/16
March        *     March       *     March        *    March     7 1/4   March     30 35/64 March     56 15/16
April        *     April       *     April        *    April     8 31/64 April     55 3/8   April     47 5/8
May          *     May         *     May          *    May       5 25/32 May       35 7/16  May       36 5/16
June         *     June        *     June         *    June      9 21/64 June      34 7/16  June      50 9/16
July         *     July        *     July         *    July      7 27/64 July      38 5/32  July      42 7/16
August       *     August      *     August       *    August    4 15/16 August    40 7/8   August    48 11/16
September    *     September   *     September    *    September 8 43/64 September 52 9/32  September 39 3/4
October      *     October     *     October      *    October   8 27/64 October   54 27/32 October   20 39/64
November     *     November    *     November  3 27/32 November  9 1/2   November  69 3/4   November  12 7/16
December     *     December    *     December  3 15/32 December  8 31/32 December  60 5/32  December   8 11/16

      The closing price on January 18, 2001 was 10.94.

                               YAHOO! INC. (YHOO)

      Yahoo! Inc. is a global Internet communications, commerce and media company that offers an online guide to obtain information on the Internet, information communications services and other content. Yahoo! also provides online business services designed to enhance the presence of its customers on the Web, including audio and video streaming and Web site related services.

           Closing           Closing           Closing           Closing             Closing             Closing
  1995      Price    1996     Price    1997     Price    1998     Price     1999      Price     2000      Price
---------  ------- --------- ------- --------- ------- --------- -------- --------- --------- --------- ---------
January       *    January      *    January   2 53/64 January    7 59/64 January    88 9/16  January   161 1/32
February      *    February     *    February  2 33/64 February   9 5/32  February   76 3/4   February  159 11/16
March         *    March        *    March     2 11/32 March     11 9/16  March      84 3/16  March     171 3/8
April         *    April     2 31/64 April     2 27/32 April     14 7/8   April      87 11/32 April     130 1/4
May           *    May       2 21/64 May       2 11/16 May       13 11/16 May        74       May       113 1/16
June          *    June      1 3/4   June      2 15/16 June      19 11/16 June       86 1/8   June      123 7/8
July          *    July      1 1/2   July      4 45/64 July      22 3/4   July       68 7/32  July      128 11/16
August        *    August    1 41/64 August    4 61/64 August    17 1/4   August     73 3/4   August    121 1/2
September     *    September 1 49/64 September 6 17/64 September 32 3/8   September  89 3/4   September  91
October       *    October   1 41/64 October   5 31/64 October   32 23/32 October    89 17/32 October    58 5/8
November      *    November  1 19/32 November  6 25/64 November  48       November  106 3/8   November   39 5/8
December      *    December  1 27/64 December  8 21/32 December  59 15/64 December  216 11/32 December   30 1/16

      The closing price on January 18, 2001 was 34.44.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             [LOGO] INTERNET HOLDRS SM
                      HOLding Company Depositary Receipts


                       1,000,000,000 Depositary Receipts

                            Internet HOLDRS SM Trust

                              -------------------

                              P R O S P E C T U S

                              -------------------


                                January 22, 2001


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------